UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

UNITED PARKS & RESORTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 13, 2025

The following information supplements and amends the proxy statement (the “Proxy Statement”) of United Parks & Resorts Inc. (the “Company”) furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for the 2025 Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”). Capitalized terms used in this supplement to the Proxy Statement (this “Supplement”) and not otherwise defined have the meaning given to them in the Proxy Statement. This Supplement is being filed with the Securities and Exchange Commission and being made available to stockholders on June 6, 2025.

This Supplement is being filed in order to: (1) include the United Parks & Resorts Inc. 2025 Omnibus Incentive Plan (the “Plan”) as Annex A to the Proxy Statement, and (2) to provide the United Parks & Resorts Securities Trading Policy (the “Trading Policy”) as Annex B to the Proxy Statement. The Plan was inadvertently omitted from the filing of the Proxy Statement on April 30, 2025. Except as specifically set forth herein, this Supplement does not otherwise modify or update any other disclosures presented in the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Only stockholders of record as of the close of business on April 15, 2025 are entitled to receive notice of and to vote at the Annual Meeting.

Annex A

UNITED PARKS & RESORTS INC.
2025 OMNIBUS INCENTIVE PLAN

1.
Purpose. The purpose of the United Parks & Resorts Inc. 2025 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.
2.
Definitions. The following definitions shall be applicable throughout the Plan.
(a)
“Absolute Share Limit” has the meaning given to such term in Section 5(b) of the Plan.
(b)
“Adjustment Event” has the meaning given to such term in Section 11(a) of the Plan.
(c)
“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
(d)
“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award and Other Cash-Based Award granted under the Plan.
(e)
“Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.
(f)
“Board” means the Board of Directors of the Company.
(g)
“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, a good faith determination of the Committee or its designee that (i) there is “cause” to terminate a Participant’s employment or service, as defined in and in accordance with any employment or consulting agreement between the Participant and the Service Recipient or any member of the Company Group or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), any of the following has occurred with respect to a Participant: (A) such Participant has failed to reasonably perform his or her duties to the Service Recipient, or has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case other than as a result of his or her incapacity due to physical or mental illness or injury, in a manner that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to any member of the Company Group or an Affiliate; (B) such Participant has engaged or is about to engage in conduct harmful (whether financially, reputationally or otherwise) to any member of the Company Group or an Affiliate; (C) such Participant has been convicted of, or pled guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty; (D) the willful misconduct or gross neglect of such Participant that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to any member of the Company Group or an Affiliate; (E) the willful violation by such Participant of the written policies of the Service Recipient or any applicable written policies of any member of the Company Group that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to any member of the Company Group or an Affiliate; (F) such Participant’s fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company Group or an Affiliate (other than good faith expense account disputes); (G) such Participant’s act of personal dishonesty which involves personal profit in connection with such Participant’s employment or service with the Service Recipient or any member of the Company Group or an Affiliate; or (H) the willful breach by such Participant of fiduciary duty owed to the Service Recipient or any member of the Company Group or an Affiliate.
(h)
“Change in Control” means:
(i)
the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (clauses (A) and (B), the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant); or (IV) any acquisition in one transaction or a series of related transactions, by any Person directly from (and solely from) Zhonghong Zhuoye Group Co., Ltd. and/or its Affiliates or their successors;
(ii)
during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(iii)
the sale, transfer or other disposition of all or substantially all of the business or assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company; or
(iv)
the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.
(i)
“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(j)
“Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board or, at the election of the Board, the Board (other than as set forth in Section 4(c) of the Plan).
(k)
“Common Stock” means the common stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).
(l)
“Company” means United Parks & Resorts Inc., a Delaware corporation, and any successor thereto.
(m)
“Company Group” means, collectively, the Company and its Subsidiaries.
(n)
“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(o)
“Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.
(p)
“Detrimental Activity” means a good faith determination by the Committee or its designee that a Participant has engaged in any of the following: (i) the breach of any covenants relating to disclosure of confidential or proprietary information, noncompetition, nonsolicitation, nondisparagement or other similar restrictions on conduct contained in any agreement between a

Participant and any member of the Company Group (including any Award Agreement) or any written policies of the Company Group (including those contained in any handbook); (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; or (iii) any activity, including fraud or other conduct contributing to financial restatement or accounting irregularities, that the Committee determines in good faith is appropriate to include in any incentive compensation clawback policy adopted by the Committee and as in effect from time to time.
(q)
“Disability” means, as to any Participant, unless in the case of a particular Award the applicable Award Agreement states otherwise, “Disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.
(r)
“Effective Date” means [_____], 2025, the date the Plan was approved by the holders of shares of Common Stock entitled to vote at the 2025 annual meeting of stockholders of the Company.
(s)
“Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.
(t)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(u)
“Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.
(v)
“Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.
(w)
“GAAP” has the meaning given to such term in Section 7(d) of the Plan.
(x)
“Immediate Family Members” has the meaning given to such term in Section 13(b) of the Plan.
(y)
“Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(z)
“Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.
(aa)
“Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
(bb)
“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.
(cc)
“NYSE” means the New York Stock Exchange, but if the New York Stock Exchange is not then the principal trading market for the Company’s Common Stock, then “NYSE” shall be deemed to mean any successor securities exchange or the principal national securities exchange which the Company Common Stock is then traded.
(dd)
“Option” means an Award granted under Section 7 of the Plan.
(ee)
“Option Period” has the meaning given to such term in Section 7(c)(i) of the Plan.
(ff)
“Other Cash-Based Award” means an Award that is granted under Section 10 of the Plan that is denominated and/or payable in cash.
(gg)
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.
(hh)
“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.
(ii)
“Performance Criteria” means specific levels of performance of the Company (and/or one or more members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on, without limitation, the following measures: (i) net earnings or net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA); (ix) EBITDA margins; (x) gross or net operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets or cost reduction goals, general and administrative expense savings; (xiv) operating efficiency; (xv) objective measures of customer/client satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii) customer/client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) measurements related to a new purchasing “co-op”; (xxviii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxvix) system-wide revenues; (xxx) royalty income; (xxxi) comparisons of continuing operations to other operations; (xxxii) market share; (xxxiii) cost of capital, debt leverage year-end cash position or book value; (xxxiv) strategic objectives, development of new product lines and related revenue, sales and margin targets, franchisee growth and retention, menu design and growth, co-branding or international operations; (xxxv) improvement in employee engagement as measured by an annual or quarterly survey; or (xxxvi) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments or administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.
(jj)
“Permitted Transferee” has the meaning given to such term in Section 13(b) of the Plan.
(kk)
“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
(ll)
“Plan” means this United Parks & Resorts Inc. 2025 Omnibus Incentive Plan, as it may be amended and restated from time to time.
(mm)
“Prior Plan” means the United Parks & Resorts Inc. 2017 Omnibus Incentive Plan, as it may be amended and restated from time to time.

(nn)
“Qualifying Director” means a person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(oo)
“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned, including vesting conditions.
(pp)
“Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(qq)
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(rr)
“SAR Period” has the meaning given to such term in Section 8(c) of the Plan.
(ss)
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(tt)
“Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(uu)
“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(vv)
“Strike Price” has the meaning given to such term in Section 8(b) of the Plan.
(ww)
“Subsidiary” means, with respect to any specified Person:
(i)
any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)
any partnership, limited liability company or any comparable foreign entity (A) the sole general partner (or functional equivalent thereof) or the managing general partner (or functional equivalent thereof) of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(xx)
“Substitute Award” has the meaning given to such term in Section 5(e) of the Plan.
(yy)
“Sub-Plans” means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) of the Plan shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.
(zz)
“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death or as a result of Disability).
3.
Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
4.
Administration.
(a)
The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b)
Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for, cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) accelerate the vesting of any Awards in the event of a Termination; (viii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (vix) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (x) adopt Sub-Plans; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c)
Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except with respect to grants of Awards to persons (i) who are Non-Employee Directors or (ii) who are subject to Section 16 of the Exchange Act.
(d)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e)
No member of the Board, the Committee or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.
(f)
Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.
Grant of Awards; Shares Subject to the Plan; Limitations.
(a)
The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable (if applicable) in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of Performance Criteria.
(b)
Awards granted under the Plan shall be subject to the following limitations:
(i)
subject to Section 11 of the Plan, no more than 6,320,680 shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the Prior Plan that expires, terminates or is canceled or forfeited for any reason whatsoever under the terms of the Prior Plan (the “Absolute Share Limit”) shall be available for Awards under the Plan;
(ii)
subject to Section 11 of the Plan, no more than the 6,320,680 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and
(iii)
the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $3,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous fiscal year), unless 75% of the disinterested Non-Employee Directors approve compensation for a Non-Employee Director in excess of $3,000,000.

(c)
Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of shares of Common Stock to which the Award related, the unissued shares will again be available for grant under the Plan. Shares of Common Stock shall be deemed to have been issued in settlement of Awards if the Fair Market Value equivalent of such shares is paid in cash; provided, however, that no shares shall be deemed to have been issued in settlement of a SAR or Restricted Stock Unit that only provides for settlement in cash and settles only in cash. In no event shall (i) shares tendered or withheld on the exercise of Options or other Award for the payment of the exercise or purchase price or withholding taxes, (ii) shares not issued upon the settlement of a SAR that settles in shares of Common Stock (or could settle in shares of Common Stock), or (iii) shares purchased on the open market with cash proceeds from the exercise of Options, again become available for other Awards under the Plan.
(d)
Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing. Following the Effective Date, no further awards shall be granted under the Prior Plan.
(e)
Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.
6.
Eligibility. Participation in the Plan shall be limited to Eligible Persons.
7.
Options.
(a)
General. Each Option granted under the Plan shall be evidenced by an Award Agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)
Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.
(c)
Vesting and Expiration.
(i)
Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan.
(ii)
Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group.
(d)
Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for any period of time as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price. Any fractional shares of Common Stock shall be settled in cash.
(e)
Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) the date that is two (2) years after the Date of Grant of the Incentive Stock Option or (ii) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.
(f)
Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8.
Stock Appreciation Rights.
(a)
General. Each SAR granted under the Plan shall be evidenced by an Award Agreement, in written or electronic form, which agreement need not be the same for each Participant. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b)
Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.
(c)
Vesting and Expiration.
(i)
A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan.
(ii)
SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition.
(d)
Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)
Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.
Restricted Stock and Restricted Stock Units.
(a)
General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)
Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that no dividends shall be payable on any shares of Restricted Stock with respect to which the applicable restrictions have not lapsed, and any such dividends shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which such restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.
(c)
Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan.
(d)
Issuance of Restricted Stock and Settlement of Restricted Stock Units.
(i)
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends (without interest), upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(ii)
Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement or otherwise, upon the payment by the Company of dividends on shares of Common Stock, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments in cash (unless the Committee, in its sole discretion, elects to credit such payments in shares of Common Stock or additional Restricted Stock Units having a Fair Market Value equal to the amount of such dividend), which amount shall be payable (without interest) at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, in no event shall such dividend equivalents be payable on any date prior thereto, including if such Restricted Stock Units are forfeited. The Participant shall have no right to such dividend equivalent payments prior to such settlement date.
(e)
Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE UNITED PARKS & RESORTS INC. 2025 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN UNITED PARKS & RESORTS INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF UNITED PARKS & RESORTS INC.

10.
Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine including, without limitation, those set forth in Section 5(a) of the Plan. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 13(a) of the Plan.
11.
Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):

(a)
General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control); or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, including, without limitation, to any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable Performance Criteria; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.
(b)
Change in Control. Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:
(i)
substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of Awards, or a period of time (which shall not be required to be more than ten days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(ii)
subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event pursuant to clause (i) above), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such

Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards prior to cancellation, or the underlying shares in respect thereof.

For purposes of clause (i) above, an award will be considered granted in substitution of an Award if it has an equivalent value (as determined consistent with clause (ii) above) with the original Award, whether designated in securities of the acquiror in such Change in Control transaction (or an Affiliate thereof), or in cash or other property (including in the same consideration that other stockholders of the Company receive in connection with such Change in Control transaction), and retains the vesting schedule applicable to the original Award.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c)
Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.
(d)
Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.
(e)
Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.
12.
Amendments and Termination.
(a)
Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11 of the Plan); or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 12(b) of the Plan without stockholder approval.
(b)
Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11 of the Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.
(c)
No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
13.
General.
(a)
Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of any member of the Company Group.

(b)
Nontransferability.
(i)
Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)
Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)
The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(c)
Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property (in each case, without interest), on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, further, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs; or (ii) unvested Awards (although dividends, dividend equivalents or other similar payments may be accumulated in respect of such unvested Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).
(d)
Tax Withholding.
(i)
A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, in an Award Agreement or otherwise, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.
(ii)
Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, in an Award Agreement or otherwise, permit or require a Participant to satisfy, all or any portion of the minimum income, employment and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for any period of time (as established from time to time by the Committee in order to avoid adverse accounting treatment under GAAP or applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).
(iii)
The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion, in an Award Agreement or otherwise, to allow Participants to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).
(e)
Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.
(f)
No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(g)
International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.
(h)
Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.
(i)
Termination. Except as otherwise provided in an Award Agreement or otherwise, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.
(j)
No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.
(k)
Government and Other Regulations.
(i)
The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of any member of the Company Group issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)
The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award), delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof; or (B) in the case of Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, or the underlying shares in respect thereof.
(l)
No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(m)
Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(n)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(o)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
(p)
Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.
(q)
Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.
(r)
Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.

(s)
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(t)
Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(u)
Section 409A of the Code.
(i)
Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” or “termination of service” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.
(ii)
Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)
Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
(v)
Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Exchange Act, Section 304 of the Sarbanes Oxley Act of 2002, and the New York Stock Exchange Listed Company Manual. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.
(w)
Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:
(i)
cancellation of any or all of such Participant’s outstanding Awards; or
(ii)
forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and to repay any such gain promptly to the Company.
(x)
Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
(y)
Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Annex B

Securities Trading Policy

Effective as of March 5, 2024

This Securities Trading Policy (“Policy”) contains the following sections:

1.0 General

2.0 Definitions

3.0 Statement of Policy

4.0 Certain Exceptions

5.0 Pre-clearance of Trades and Other Procedures

6.0 10b5-1 Plans/Margin Accounts and Pledges/Short Sales

7.0 Potential Criminal And Civil Liability And/Or Disciplinary Action

8.0 Broker Requirements for Section 16 Persons

9.0 Confidentiality

10.0 Legal Effect of this Policy

1.0 General

1.1
United Parks & Resorts Inc. and its subsidiaries (collectively, the “Corporation”), their directors, officers and employees (collectively, “PRKS Personnel”), and household and immediate family members of PRKS Personnel (collectively, “Insiders”) must, at all times, comply with the securities laws of the United States.

1.2
Federal securities laws prohibit trading in the securities of a company on the basis of “inside” information. These transactions are commonly known as “insider trading”. It is also illegal to recommend to others (commonly called “tipping”) that they buy, sell or retain the securities to which such inside information relates. Anyone violating these laws is subject to personal liability and could face criminal penalties, including a jail term. Federal securities law also creates a strong incentive for the Corporation to deter insider trading by its employees. In the normal course of business, PRKS Personnel may come into possession of inside information concerning the Corporation, transactions in which the Corporation proposes to engage or other entities with which the Corporation does business. Therefore, the Corporation has established this Policy with respect to trading in its securities or securities of another company. Any violation of this Policy could subject you to disciplinary action, up to and including termination. See Section 7.

1.3
This Policy concerns compliance as it pertains to the disclosure of inside information regarding the Corporation or another company and to trading in securities while in possession of such inside information. In addition to requiring that Insiders comply with the letter of the law, it is the Corporation’s policy that Insiders exercise judgment so as to also comply with the spirit of the law and avoid even the appearance of impropriety.

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1.4
This Policy is intended to protect Insiders and the Corporation from insider trading violations. However, the matters set forth in this Policy are guidelines only and are not intended to replace your responsibility to understand and comply with the legal prohibition on insider trading. Appropriate judgment should be exercised in connection with all securities trading. If you have specific questions regarding this Policy or applicable law, please contact the General Counsel.

2.0 Definitions

2.1
Material. Information is generally considered “material” if a reasonable investor would consider it important in deciding whether to buy, sell or hold a security. The information may concern the Corporation or another company and may be positive or negative. In addition, it should be emphasized that material information does not have to relate to a company’s business; information about the contents of a forthcoming publication in the financial press that is expected to affect the market price of a security could well be material. Employees should assume that information that would affect their consideration of whether to trade, or which might tend to influence the price of the security, is material.

Examples of material information include, but are not limited to:

•
dividend information;
•
earnings results, estimates and guidance on earnings and changes in previously released earnings results, estimates or guidance;
•
a significant merger, acquisition or divestiture proposal or agreement;
•
investments, joint ventures or changes in assets;
•
new service offerings or significant news relating to service offerings;
•
the gain or loss of a significant customer;
•
extraordinary management developments;
•
restructuring or layoffs; and
•
changes in auditors.

Information that something is likely to happen or even just that it may happen can be material. Courts often resolve close cases in favor of finding the information material. Therefore, Insiders should err on the side of caution. Insiders should keep in mind that the Securities and Exchange Commission’s (“SEC”) rules and regulations provide that the mere fact that a person is aware of the information is a bar to trading. It is no excuse that such person’s reasons for trading were not based on the information.

2.2
Non-Public Information. For the purpose of this Policy, information is “Non-Public” until three criteria have been satisfied:

First, the information must have been widely disseminated. Insiders should assume that information has NOT been widely disseminated unless one or more of the following has occurred:

•
it has been carried in a “financial” news service such as the Dow Jones Broad Tape;
•
it has been carried in a “general” news service such as the Associated Press;
•
it has been carried by a national television news service and/or;
•
it has appeared in a filing with the SEC.

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Second, the information disseminated must be some form of “official” announcement. In other words, the fact that rumors, speculation, or statements attributed to unidentified sources are public is insufficient to be considered widely disseminated even when the information is accurate.

Third, after the information has been disseminated, a period of time must pass sufficient for the information to be assimilated by the general public. As a general rule, at least 48 hours (several of which must be hours during which the New York Stock Exchange is open for trading) must elapse between the dissemination of information in a national news medium and when that information may be considered public.

2.3
Opposite way transaction. The term “opposite way transaction” refers to the purchase or sale of a security within six months of sale or purchase, respectively.

2.4
Security or Securities. The term “security” or “securities” is defined very broadly by the securities laws and includes stock (common and preferred), stock options, warrants, bonds, notes, debentures, convertible instruments, put or call options (i.e., exchange- traded options), or other similar instruments.

2.5
Trade or Trading. The term “trade” or “trading” means broadly any purchase, sale or other transaction to acquire, transfer or dispose of securities, including market option exercises, gifts or other contributions, exercises of stock options granted under the Corporation’s stock plans, sales of stock acquired upon the exercise of options and trades made under an employee benefit plan such as a 401(k) plan.

3.0 Statement of Policy

3.1
No Insider may buy or sell the Corporation’s securities at any time when the Insider has Material Non-Public Information concerning the Corporation.

3.2
No Insider may buy or sell securities of another company at any time when the Insider has Material Non-Public Information about that company, including, without limitation, any of our customers, when that information was obtained as a result of the Insider’s employment or relationship to the Corporation.

3.3
No Insider may disclose (“tip”) Material Non-Public Information to any other person (including family members), and no Insider may make buy or sell recommendations on the basis of Material Non-Public Information. In addition, Insiders should take care before trading on the recommendation of others to ensure that the recommendation is not the result of an illegal “tip”.

3.4
No Insider who receives or has access to the Corporation’s Material Non-Public Information may comment on stock price movements or rumors of other corporate developments (including discussions in Internet “chat rooms”) that are of possible significance to the investing public unless it is part of the Insider’s job (such as Investor Relations) or the Insider has been specifically authorized by the Chief Executive Officer or Chief Financial Officer in each instance. If you comment on stock price movements or rumors or disclose Material Non-Public Information to a third party you must contact the General Counsel immediately.

3.5
In addition, it is generally the practice of the Corporation not to respond to inquiries and/or rumors concerning the Corporation’s affairs. If you receive inquiries concerning the

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Corporation from the media or inquiries from securities analysts or other members of the financial community, you should refer such inquiries, without comment, to the Treasurer.

3.6
Certain Insiders may only buy or sell our securities during the four “Window Periods” that occur each fiscal year. These persons must also receive pre-approval prior to any transaction. See Section 5.0.

3.7
No Short Sales or Speculative Transactions. No Insider, whether or not he or she possesses Material Non-Public Information, may trade in options, warrants, puts and calls or similar instruments on the Corporation’s securities or sell such securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery). Such activities may put the personal gain of the Insider in conflict with the best interests of the Corporation and its securityholders or otherwise give the appearance of impropriety. No PRKS Personnel may purchase financial instruments (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Corporation’s equity securities.

3.8
For Permanent Restricted Persons, this Policy continues in effect until the opening of the first Window Period after termination of employment or other relationship with the Corporation, except that the pre-clearance requirements set forth in Section 5.0 continue to apply to (i) Permanent Restricted Persons subject to Section 16 of the Exchange Act for six months after the termination of their status as a Permanent Restricted Person and (ii) Permanent Restricted Persons not subject to Section 16 until the opening of the first Window Period after termination of employment or other relationship with the Corporation. For Other Restricted Persons terminated (i) when the Window Period is closed, this Policy continues in effect until the opening of the first Window Period after termination of employment or other relationship with the Corporation or (ii) during an open Window Period (x) who certify to the Corporation that they are not in possession of Material Non-Public Information, this Policy continues in effect until the later (a) termination of employment or other relationship with the Corporation and (b) certification that they are not in possession of Material Non-Public Information or (y) who do not certify to the Corporation that they are not in possession of Material Non-Public Information, this Policy continues in effect until opening of the first Window Period after termination of employment or other relationship with the Corporation. See Section 5.3.

•
Certain Exceptions

The prohibition on trading in the Corporation’s securities set forth in Section 3.0 above does not apply to:

•
Transferring shares to an entity that does not involve a change in the beneficial ownership of the shares (for example, to an inter vivos trust of which you are the sole beneficiary during your lifetime).

•
The exercise of stock options for cash under our stock plans; however, the sale of any such stock acquired upon such exercise, including as part of a cashless exercise of an option, is subject to this Policy.

•
The exercise of a tax withholding right pursuant to which you elect to have the Corporation withhold shares subject to an option to satisfy tax withholding requirements.

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•
The execution of transactions pursuant to a trading plan that complies with SEC Rule 10b5-1 and which has been approved by the Corporation and/or the Compensation Committee of the Board of Directors (the “Compensation Committee”), as applicable. See Section 6.1.

•
To the extent the Corporation offers its securities as an investment option in the Corporation’s 401(k) plan, the purchase of stock through the Corporation’s 401(k) plan through regular payroll deductions; however, the sale of any such stock and the election to transfer funds into or out of, or a loan with respect to amounts invested in, the stock fund is subject to this Policy.

•
To the extent the Corporation offers its securities as an investment option in the employee stock purchase plan, the purchase of stock through the Corporation’s employee stock purchase plan; however, the sale of any such stock and changing instructions regarding the level of withholding contributions which are used to purchase stock is subject to this Policy.

5.0 Pre-clearance of Trades and Other Procedures

5.1
Applicability. Members of (i) the Board of Directors of United Parks & Resorts Inc., (ii) executive officers of United Parks & Resorts Inc. (“Section 16 Officers” and, together with the members of the Board of Directors collectively, “Section 16 Persons”) and (iii) other executives identified as a Permanent Restricted Person and household and immediate family members of any of such persons and trusts, corporations and other entities controlled by any of such persons (collectively, “Permanent Restricted Persons”) must obtain the advance approval of the General Counsel or the Associate General Counsel-SEC in accordance with Section 5.3 before effecting transactions in the Corporation’s securities, including any exercise of an option (whether cashless or otherwise), gifts, loans, pledges, rights or warrant to purchase or sell such securities, contribution to a trust or other transfers, whether the transaction is for the individual’s own account, one over which he or she exercises control or one in which he or she has a beneficial interest. In addition, in accordance with Section 5.3, Section 16 Officers must also obtain the advance approval of the Compensation Committee before effecting such transactions.

5.2
Other Restricted Persons. From time to time, the Corporation will notify persons other than Permanent Restricted Persons that they are subject to the restrictions on their trading activities set forth in Section 5.3 if the Corporation believes that, in the normal course of their duties, they are likely to have regular access to Material Non-Public Information (“Other Restricted Persons”). Examples of such persons include other corporate officers like those working in Legal, Finance and Corporate Departments and household and immediate family members of any of such persons and trusts, corporations and other entities controlled by any of such persons. Occasionally, certain individuals may have access to Material Non-Public Information for a limited period of time. During such a period, such persons may be notified that they are also Other Restricted Persons who will be subject to the pre-clearance requirements set forth in Section 5.3.

5.3
Procedures. Subject to Section 6.1, Permanent Restricted Persons should submit a request for pre-clearance to the General Counsel at least two business days in advance of the proposed transaction (two weeks in the case of using shares as collateral for a loan (see Section 6.2)) and by completing the attached “Request for Approval” form. Additionally, Section 16 Officer requests for pre-clearance will be communicated to the Compensation Committee by the General Counsel. Approval must be in writing, dated and signed,

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specifying the securities involved. Approval for transactions and pledges of the Corporation’s securities will generally be granted only during a Window Period (described in Section 5.4 below) and the transaction may only be performed during the Window Period in which the approval was granted and in any event within five business days from the date of approval. Permanent Restricted Persons must comply with these pre- clearance requirements for six months after the termination of their status as a Permanent Restricted Person. Other Restricted Persons may (i) execute a non-opposite way transaction(s) (see Section 2.3) during a Window Period” (see Section 5.4) when they are not in possession of Material Non-Public Information without the necessity of pre-approval or (ii) any other transaction upon approval of the attached “Request for Approval” form.

5.4
Window Periods. The Corporation has established four “windows” of time during the fiscal year during which (i) Other Restricted Persons can execute certain transactions without pre-approval if they are not in possession of Material Non-Public Information or (ii) Permanent Restricted Persons and Other Restricted Person can submit a Request for Approval forms and telephonic requests may be approved and transactions and pledges may be performed (“Window Periods”). Each Window Period begins with the second trading day on the New York Stock Exchange after the day on which the Corporation makes a public news release of its quarterly or annual earnings for the prior fiscal quarter or year. That same Window Period closes at the close of trading on the 15th day of the third month of the fiscal quarter. After the close of the Window Period, Permanent Restricted Persons and Other Restricted Persons may not purchase, sell or otherwise dispose of any of the Corporation’s securities. The prohibition against trading while aware of, or tipping of, Material Non-Public Information applies even during a Window Period. For example, if during a Window Period, a material acquisition or divestiture is pending or a forthcoming publication in the financial press may affect the relevant securities market, you may not trade in the Corporation’s securities. You must consult the General Counsel whenever you are in doubt.

5.5
Suspension of Trading. From time to time, the Corporation may require that directors, officers, selected employees and/or others suspend trading in the Corporation’s securities because of developments that have not yet been disclosed to the public. All those affected shall not trade in our securities while the suspension is in effect, and shall not disclose to others that we have suspended trading for certain individuals. Though these blackouts generally will arise because the Corporation is involved in a highly- sensitive transaction, they may be declared for any reason. If the Corporation declares a blackout to which you are subject, a member of the legal department will notify you when the blackout begins and when it ends.

5.6
Notification of Window Periods. In order to assist you in complying with this Policy, the Corporation will endeavor to deliver an e-mail (or other communication) notifying all Permanent Restricted Persons and Other Restricted Persons when the Window Period has opened and when the Window Period is about to close. The Corporation’s delivery or nondelivery of these e-mails (or other communication) does not relieve you of your obligation to only trade in the Corporation’s securities in full compliance with this Policy.

5.7
Hardship Exemptions. Those subject to the Window Periods or a blackout pursuant to Section 5.5 may request a hardship exemption for periods outside the Window Periods or during a blackout, as applicable, if they are not in possession of Material Non-Public Information and are not otherwise prohibited from trading pursuant to this Policy. Hardship exemptions are granted infrequently and only in exceptional circumstances. Any request for a hardship exemption should be made to the General Counsel.

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6.0 10b5-1 Plans/Margin Accounts and Pledges/Short Sales

6.1
10b5-1 Trading Plans. A 10b5-1 trading plan is a binding, written contract between you and your broker that specifies the price, amount, and date of trades to be executed in your account in the future, or provides a formula or mechanism that your broker will follow. A 10b5-1 trading plan can only be established when you do not possess Material Non- Public Information. Therefore, Insiders cannot enter into these plans at any time when in possession of Material Non-Public Information and, in addition, persons subject to the pre-clearance requirements of this Policy described in Section 5.0 cannot enter into these plans outside Window Periods. In addition, a 10b5-1 trading plan must not permit you to exercise any subsequent influence over how, when, or whether the purchases or sales are made.

You have an affirmative defense against any claim by the SEC against you for insider trading if your trade was made under a 10b5-1 trading plan that you entered into when you were not aware of Material Non-Public Information. The rules regarding 10b5-1 trading plans are complex and you must fully comply with them. You should consult with your legal advisor before proceeding.

Each Insider who is not also a Section 16 Officer must pre-clear with the General Counsel his/her proposed 10b5-1 trading plan prior to the establishment of such plan. Each Section 16 Officer must pre-clear his/her proposed 10b5-1 trading plan with both the General Counsel and the Compensation Committee prior to the establishment of such plan. Each of the Corporation and/or the Compensation Committee, as applicable, reserves the right to withhold pre-clearance of any 10b5-1 trading plan that it determines is not consistent with the rules regarding such plans. Notwithstanding any pre-clearance of a 10b5-1 trading plan, the Corporation assumes no liability for the consequences of any transaction made pursuant to such plan.

If you enter into a 10b5-1 trading plan, your 10b5-1 trading plan should be structured to avoid purchases or sales shortly before known announcements, such as quarterly or annual earnings announcements. Even though transactions executed in accordance with a properly formulated 10b5-1 trading plan are exempt from the insider trading rules, the trades may nonetheless occur at times shortly before we announce material news, and the investing public and media may not understand the nuances of trading pursuant to a

10b5-1 trading plan. This could result in negative publicity for you and the Corporation if the SEC or the New York Stock Exchange were to investigate your trades.

For Insiders who are not Section 16 Officers, any modification of a pre-approved 10b5-1 trading plan requires pre-approval by the General Counsel. Any modification of a Section 16 Officer’s pre-approved 10b5-1 trading plan requires pre-approval by both the General Counsel and the Compensation Committee. Such modification must occur before you become aware of any Material Non-Public Information and must comply with the requirements of the rules regarding 10b5-1 trading plans and, if you are subject to Window Period restrictions, during a Window Period.

Transactions effected pursuant to a pre-cleared 10b5-1 trading plan will not require further pre-clearance at the time of the transaction if the plan specifies the dates, prices and amounts of the contemplated trades, or establishes a formula for determining the dates, prices and amounts.

Finally, if you are a Section 16 Person, 10b5-1 trading plans require special care. Because in a 10b5-1 trading plan you can specify conditions that trigger a purchase or sale, you

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may not even be aware that a transaction has taken place and you may not be able to comply with the SEC’s requirement that you report your transaction to the SEC within two business days after its execution. Therefore, for Section 16 Persons, a transaction executed according to a 10b5-1 trading plan is not permitted unless the 10b5- 1 trading plan requires your broker to notify the Corporation before the close of business on the day after the execution of the transaction. See Section 8.0.

6.2
Margin Accounts and Pledges. Securities purchased on margin may be sold by the broker without the customer’s consent if the customer fails to meet a margin call.

Similarly, securities held in an account which may be borrowed against or are otherwise pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Accordingly, if you purchase securities on margin or pledge them as collateral for a loan, a margin sale or foreclosure sale may occur at a time when you are aware of Material Non-Public Information or otherwise are not permitted to trade in our securities. The sale, even though not initiated at your request, is still a sale for your benefit and may subject you to liability under the insider trading rules if made at a time when you are aware of Material Non-Public Information. Similar cautions apply to a bank or other loans for which you have pledged stock as collateral.

Therefore, no PRKS Personnel, whether or not in possession of Material Non-Public Information, may purchase the Corporation’s securities on margin, or borrow against any account in which the Corporation’s securities are held, or pledge the Corporation’s securities as collateral for a loan, without first obtaining pre-clearance. Request for approval must be submitted to the General Counsel at least two weeks prior to the execution of the documents evidencing the proposed pledge. The General Counsel is under no obligation to approve any request for pre-clearance and may determine not to permit the arrangement for any reason. Approvals will be based on the particular facts and circumstances of the request, including, but not limited to, the percentage amount that the securities being pledged represent of the total number of our securities held by the person making the request and the financial capacity of the person making the request. Notwithstanding the pre-clearance of any request, the Corporation assumes no liability for the consequences of any transaction made pursuant to such request.

7.0 Potential Criminal And Civil Liability And/Or Disciplinary Action

7.1
Individual Responsibility. Each Insider is individually responsible for complying with the securities laws and this Policy, regardless of whether the Corporation has prohibited trading by that Insider or any other Insiders. Trading in securities during the Window Periods and outside of any suspension periods should not be considered a “safe harbor”. We remind you that, whether or not during a Window Period, you may not trade securities on the basis of Material Non-Public Information.

You should also bear in mind that any proceeding alleging improper trading will necessarily occur after the trade has been completed and is particularly susceptible to second-guessing with the benefit of hindsight. Therefore, as a practical matter, before engaging in any transaction you should carefully consider how enforcement authorities and others might view the transaction in hindsight. Further, whether or not you possess Material Non-Public Information, it is advisable that you invest in the Corporation’s securities or the securities of any company that has a substantial relationship with the Corporation from the perspective of a long term investor who would like to participate over time in the Corporation’s or such company’s earnings growth.

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7.2
Controlling Persons. The securities laws provide that, in addition to sanctions against an individual who trades illegally, penalties may be assessed against what are known as “controlling persons” with respect to the violator. The term “controlling person” is not defined, but includes employers (i.e., the Corporation), its directors, officers and managerial and supervisory personnel. The concept is broader than what would normally be encompassed by a reporting chain. Individuals may be considered “controlling persons” with respect to any other individual whose behavior they have the power to influence. Liability can be imposed only if two conditions are met. First, it must be shown that the “controlling person” knew or recklessly disregarded the fact that a violation was likely. Second, it must be shown that the “controlling person” failed to take appropriate steps to prevent the violation from occurring. For this reason, the Corporation’s supervisory personnel are directed to take appropriate steps to ensure that those they supervise, understand and comply with the requirements set forth in this Policy.

7.3
Potential Sanctions.

(i)
Liability for Insider Trading and Tipping. Insiders, controlling persons and the Corporation may be subject to civil penalties, criminal penalties and/or jail for trading in securities when they have Material Non-Public Information or for improper transactions by any person (commonly referred to as a “tippee”) to whom they have disclosed Material Non-Public Information, or to whom they have made recommendations or expressed opinions on the basis of such information about trading securities. The SEC has imposed large penalties even when the disclosing person did not profit from the trading. The SEC, the stock exchanges and the Financial Industry Regulatory Authority use sophisticated electronic surveillance techniques to uncover insider trading.

(ii)
Possible Disciplinary Actions. PRKS Personnel who violate this Policy will be subject to disciplinary action, up to and including termination of employment for cause, whether or not the PRKS Personnel’s failure to comply results in a violation of law. Needless to say, a violation of law, or even an SEC investigation that does not result in prosecution, can tarnish one’s reputation and irreparably damage a career.

7.4
Questions and Violations. Anyone with questions concerning this Policy or its application should contact the General Counsel. Any violation or perceived violation should be reported immediately to the General Counsel.

•
Broker Requirements for Section 16 Persons

The timely reporting of transactions requires tight interface with brokers handling transactions for our directors and executive officers. A knowledgeable, alert broker can also serve as a gatekeeper, helping to ensure compliance with our pre-clearance procedures and helping prevent inadvertent violations. Therefore, in order to facilitate timely compliance by the directors and executive officers of the Corporation with the requirements of Section 16 of the Securities Exchange Act of 1934, brokers of Section 16 Persons need to comply with the following requirements:

•
Not to enter any order (except for orders under pre-approved Rule 10b5-1 plans) without first verifying with the Corporation that your transaction was pre-cleared and complying with the brokerage firm’s compliance procedures (e.g., Rule 144), and

•
To report before the close of business on the day after the execution of the transaction

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to the Corporation by telephone and in writing via e-mail to the General Counsel, the complete (i.e., date, type of transaction, number of shares and price) details of every transaction involving the Corporation’s stock, including gifts, transfers, pledges and all 10b5-1 transactions.

Because it is the legal obligation of the trading person to cause this filing to be made, you are strongly encouraged to confirm following any transaction that your broker has immediately telephoned and e-mailed the required information to the Corporation.

9.0 Confidentiality

No PRKS Personnel should disclose any Non-Public Information to non-PRKS Personnel (including to family members), except when such disclosure is needed to carry out the Corporation’s business and then only when the PRKS Personnel disclosing the information has no reason to believe that the recipient will misuse the information. When such information is disclosed, the recipient must be told that such information may be used only for the business purpose related to its disclosure and that the information must be held in confidence. PRKS Personnel should disclose Non-Public Information to other PRKS Personnel only in the ordinary course of business, for legitimate business purposes and in the absence of reasons to believe that the information will be misused or improperly disclosed by the recipient. Written information should be appropriately safeguarded and should not be left where it may be seen by persons not entitled to the information and Non-Public Information should not be discussed with any person within the Corporation under circumstances where it could be overheard. See also, Controlling Persons, Section 7.2.

In addition to other circumstances where it may be applicable, this confidentiality policy must be strictly adhered to in responding to inquiries about the Corporation that may be made by the press, securities analysts or other members of the financial community. It is important that responses to any such inquiries be made on behalf of the Corporation by a duly designated officer. Accordingly, PRKS Personnel should not respond to any such inquiries and should refer all such inquiries to the Chief Financial Officer. See also, Statement of Policy, Sections 3.4 and 3.5.

10.1
Legal Effect of this Policy

The Corporation’s Policy with respect to insider trading and the disclosure of confidential information, and the procedures that implement this Policy, are not intended to serve as precise recitations of the legal prohibitions against insider trading and tipping which are highly complex, fact specific and evolving. Certain of the procedures are designed to prevent even the appearance of impropriety and in some respects may be more restrictive than the securities laws. Therefore, these procedures are not intended to serve as a basis for establishing civil or criminal liability that would not otherwise exist.

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ACKNOWLEDGMENT CONCERNING SECURITIES TRADING POLICY

If you are a Permanent Restricted Person as described in Section 5.1 or have been notified by us that you are subject to the pre-clearance requirements as an Other Restricted Person as described in Section 5.2, we ask that you acknowledge that you have received and read this Securities Trading Policy. United Parks & Resorts Inc. may ask you to re-submit this acknowledgement on an annual basis, at such time as a person has been designated as an Other Restricted Person or whenever the Securities Trading Policy is significantly updated.

If you are not a Permanent Restricted Person and have not been notified by us that you have been designated as an Other Restricted Person, you do not have to sign the acknowledgement below.

By my signature below, I acknowledge that I have read and received United Parks & Resorts Inc.’s Securities Trading Policy.

Signature:

Name (printed):

Date:

REQUEST FOR APPROVAL TO TRADE UNITED PARKS & RESORTS INC. SECURITIES

Type of Security [check all applicable boxes]

- ❑ Common stock
- ❑ Preferred stock
- ❑ Restricted stock
- ❑ Stock Option

Number of Shares ____________________

Proposed Date of Transaction ____________________

Type of Transaction

- ❑ Stock option exercise – Exercise Price $_______/share
  Exercise Price paid as follows:
  - ❑ Broker's cashless exchange
  - ❑ cash
  - ❑ pledge
  - ❑ other ____________________

  Withholding tax paid as follows:
  - ❑ Broker's cashless exchange
  - ❑ cash
  - ❑ other ____________________
- ❑ Purchase
- ❑ Sale
- ❑ Gift

Broker Contact Information if other than Merrill Lynch:

Company Name ____
Contact Name ____
Telephone ____
Fax ____
Account Number ____

Status (check all applicable boxes)

- ❑ Executive Officer
- ❑ Board Member

Filing Information (check all applicable boxes and complete blanks)

Date of filing of last Form 3 or 4 ____
❑ Is a Form 144 Necessary?
Date of filing of last Form 144 ____

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I am not currently in possession of any material non-public information relating to United Parks & Resorts Inc. and its subsidiaries. I hereby certify that the statements made on this form are true and correct.

I understand that the ultimate responsibility for compliance with the insider trading provisions of the federal securities laws rests with me and that clearance of any proposed transaction should not be construed as a guarantee or assurance that I will not later be found to have been in possession of material non-public information. I also understand that (i) if I become aware of material non-public information prior to completion of the trade notwithstanding any clearance I cannot trade and (ii) the clearance may be rescinded prior to effectuating the above transaction if material non-public information regarding United Parks & Resorts Inc. arises and, in the reasonable judgment of United Parks & Resorts Inc., the completion of my trade would be inadvisable.

Signature ______________________________ Date _________________________

Print Name ____________________________

Telephone Number Where You May Be Reached ____________________________

- ❑ Request Approved (transaction must be completed during the Window Period (as defined in Section 5.4 of SeaWorld Entertainment Inc. Securities Trading Policy) in which this approval was granted and in any event within five business days after approval).
- ❑ Request Denied
- ❑ Request Approved with the following modification ____

  ____

Signature ___________________________ Date _________________________

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